EXHIBIT 10.1K

EXHIBIT K: AUTHORIZATION LETTER

[Letterhead of Settlement Class Member]

[Date]

[Claims Administrator], as Claims Administrator

[Address]

[Address]

To the Claims Administrator:

Reference is made to Paragraph 11.6.2 of the Class Action Settlement Agreement, dated as of June 30, 2023, by and among (i) Class Representatives, individually and on behalf of the Settlement Class Members, by and through Class Counsel, and (ii) defendants The Chemours Company, The Chemours Company FC, LLC, DuPont de Nemours, Inc., Corteva, Inc., and E.I. DuPont de Nemours and Company n/k/a EIDP, Inc. (the “Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

Attached are (i) a duly completed and executed Internal Revenue Service (“IRS”) Form 1098-F (or other information return required pursuant to Treasury Regulations Section 1.6050X-1(a)(1)) of the undersigned with respect to each Settling Defendant (the “Forms 1098-F”) and (ii) a duly completed written statement that satisfies the requirements of Treasury Regulations Section 1.6050X-1(c) of the undersigned with respect to each Settling Defendant (the “Written Statements”).

You are hereby authorized and instructed to timely file with the IRS on behalf of the undersigned the Forms 1098-F and to timely provide to each Settling Defendant on behalf of the undersigned the Written Statement relating to such Settling Defendant.

The undersigned hereby certifies that the Forms 1098-F and the Written Statements have been prepared in compliance with the Agreement.

[SETTLEMENT CLASS MEMBER]

By: _________________________

Name:

Title:

Exhibit K Page 1